Offerings - Offering: 1	Oct. 29, 2024 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(r)	true
Security Type	Debt
Security Class Title	Debt Securities
Amount Registered | shares	11,428
Proposed Maximum Offering Price per Unit	1,000.00
Maximum Aggregate Offering Price	$ 11,428,000.00
Fee Rate	0.01531%
Amount of Registration Fee	$ 1,749.63
Offering Note	Fee Per Rule 457(r)